OTHER LIABILITIES	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
OTHER LIABILITIES
25. OTHER LIABILITIES
An analysis of other liabilities is as follows:

	At December 31,
	2022	2021
	(€ thousand)
Deferred income	270,353	256,206
Advances and security deposits	451,166	240,696
Accrued expenses	98,535	80,787
Payables to personnel	55,789	53,712
Social security payables	26,498	24,660
Other	49,684	70,714
Total other liabilities	952,025	726,775

Deferred income primarily includes amounts received under maintenance and power warranty programs of €239,879 thousand at December 31, 2022 and €218,982 thousand at December 31, 2021, which are deferred and recognized as net revenues over the length of the maintenance program. Of the total liability related to maintenance and power warranty programs at December 31, 2022, the Group expects to recognize in net revenues approximately €61 million in 2023, €56 million in 2024, €40 million in 2025 and €83 million in periods subsequent to 2025. Deferred income also includes amounts collected under various other agreements, which are dependent upon the future performance of a service or other act of the Group, and which are generally recognized in net revenues within the following year.
Advances and security deposits include advances received from customers for the purchase of Ferrari cars, primarily Icona and limited edition models. The advances are recognized in net revenues when the cars are shipped. The increase during 2022 primarily relates to advances received during for the Ferrari Daytona SP3 and the 812 Competizione A.

Changes in the Group’s contract liabilities for maintenance and power warranties, and advances from customers, were as follows:

	At January 1, 2022	Additional amounts arising during the period	Amounts recognized within revenue	Other changes	At December 31, 2022
	(€ thousand)
Maintenance and power warranty programs	218,982	100,710	(79,593)	(220)	239,879
Advances from customers	236,516	761,714	(551,885)	49	446,394